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                                                                       FORM DC-2
                                                                          1/2000

                                STATE OF HAWAII
                  DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
                        Business Registration Division
                             1010 Richards Street
             Mailing Address: P.O. Box 40, Honolulu, Hawaii 96810

                ARTICLES OF AMENDMENT TO CHANGE CORPORATE NAME
                   (Section 415-61, Hawaii Revised Statutes)


PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, duly authorized officers of the corporation submitting these Articles of Amendment, certify as follows:

1.  The present name of the corporation is:

    GTE Hawaiian Telephone Company Incorporated
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2.  The name of the corporation is changed to:

    Verizon Hawaii Inc.
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3.  The total number of shares outstanding is:  10,000,000
                                               ---------------------------

4.  The amendment to change the corporation name was adopted (check one):

    / / at a meeting of the shareholders held on
                                                 -------------------------
                                                 (Month     Day     Year)

    ----------------------------------------------------------------------
                   |  Number of Shares Voting   |  Number of Shares Voting
    Class/Series   |       For Amendment        |     Against Amendment
    ----------------------------------------------------------------------
                   |                            |
                   |                            |
    ----------------------------------------------------------------------

                                      OR

    /X/ by written consent dated   June 15, 2000    which all of the
                                 ------------------
                                 (Month  Day  Year)
        shareholders signed.

We certify under the penalties of Section 415-136, Hawaii Revised Statutes, that we have read the above statements and that the same are true and correct.


Signed this 30th day of June, 2000.

William G. Mundy, Vice President-General Counsel
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          (Type/Print Name & Title)

             /s/ William G. Mundy
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            (Signature of Officer)

                                     Rosalynn Christian, Assistant Secretary
                                ------------------------------------------------
                                            (Type/Print Name & Title)

                                             /s/ Rosalynn Christian
                                ------------------------------------------------
                                             (Signature of Officer)


SEE INSTRUCTIONS ON REVERSE SIDE. The articles must be signed by two individuals who are officers of the corporation.